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                      Exhibit 10.3 - Master Lease Agreement

                             MASTER LEASE AGREEMENT


MASTER LEASE AGREEMENT (the "Master Lease") dated June 7, 1996 by and between COMDISCO, INC. ("Lessor") and SALESLOGIX CORPORATION ("Lessee").

IN CONSIDERATION of the mutual agreements described below, the parties agree as follows (all capitalized terms are defined in Section 14.18):

1. PROPERTY LEASED.

Lessor leases to Lessee all of the Equipment described on each Summary Equipment Schedule. In the event of a conflict, the terms of the applicable Schedule prevail over this Master Lease.

2. TERM.

On the Commencement Date, Lessee will be deemed to accept the Equipment, will be bound to its rental obligations for each item of Equipment and the term of a Summary Equipment Schedule will begin and continue through the Initial Term and thereafter until terminated by either party upon prior written notice received during the Notice Period. No termination may be effective prior to the expiration of the Initial Term.

3. RENT AND PAYMENT.

Rent is due and payable in advance on the first day of each Rent Interval at the address specified in Lessor's invoice. Interim Rent is due and payable when invoiced. If any payment is not made when due, Lessee will pay a Late Charge on the overdue amount. Upon Lessee's execution of each Schedule, Lessee will pay Lessor the Advance specified on the Schedule. The Advance will be credited towards the final Rent payment if Lessee is not then in default. No interest will be paid on the Advance.

4. SELECTION; WARRANTY AND DISCLAIMER OF WARRANTIES.

4.1 SELECTION. Lessee acknowledged that it has selected the Equipment and disclaims any reliance upon statements made by the Lessor, other than as set forth in the Schedule.

4.2 WARRANTY AND DISCLAIMER OF WARRANTIES. Lessor warrants to Lessee that, so long as Lessee is not in default, Lessor will not disturb Lessee's quiet and peaceful possession, and unrestricted use of the Equipment. To the extent permitted by the manufacturer, Lessor assigns to Lessee during the term of the Summary Equipment Schedule any manufacturer's warranties for the Equipment. LESSOR MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR A PARTICULAR PURPOSE. Lessor is not responsible for any liability, claim, loss, damage or expense of any kind (including strict liability in tort) caused by the Equipment except for any loss or damage caused by the willful misconduct or negligent acts of Lessor. In no event is Lessor responsible for special, incidental or consequential damages.

5. TITLE; RELOCATION OR SUBLEASE; AND ASSIGNMENT.

5.1 TITLE. Lessee holds the Equipment subject and subordinate to the rights of the Owner, Lessor, and Assignee and any Secured Party. Lessee authorizes Lessor, as Lessee's agent, and at Lessor's expense, to prepare, execute and file in Lessee's name precautionary Uniform Commercial Code Financing statements showing the interest of the Owner, Lessor, and any Assignee or Secured Party in the Equipment and to insert serial numbers in Summary Equipment Schedules as appropriate. Lessee will, at its expense, keep the Equipment free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold the Owner, Lessor, any Assignee and Secured Party harmless from and against any loss caused by Lessee's failure to do so, except where such is caused by Lessor.

5.2 RELOCATION OR SUBLEASE. Upon prior written notice, Lessee may relocate Equipment to any location within the continental United States provided (i) the Equipment will not be used by an entity exempt from federal income tax, and (ii) all additional costs (include any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by Lessee.

Lessee may sublease the Equipment upon the reasonable consent of the Lessor and the Secured Party. Such consent to sublease will be granted if: (i) Lessee meets the relocation requirements set out above, (ii) the sublease is expressly subject and subordinate to the terms of the Schedule, (iii) Lessee assigns its rights in the sublease to Lessor and the Secured Party as additional collateral and security, (iv) Lessee's obligation to maintain and insure the Equipment is not altered, (v) all financing statements required to continue the Secured Party's prior perfected security interest are filed, and (vi) Lessee executed sublease documents acceptable to Lessor.

No relocation or sublease will relieve Lessee from any of its obligations under this Master Lease and the relevant Schedule.

5.3 ASSIGNMENT BY LESSOR. The terms and conditions of each Schedule have been fixed by Lessor in order to permit Lessor to sell and/or assign or transfer its interest or grant a security interest in each Schedule and/or the Equipment to a Secured Party or Assignee. In that event, the term Lessor will mean the Assignee and any Secured Party. However, any assignment, sale, or other transfer by Lessor will not relieve Lessor of its obligations to Lessee and will not materially change Lessee's duties or materially increase the burdens or risks imposed on Lessee. The Lessee consents to and will acknowledge such assignments in a written notice given to Lessee. Lessee also agrees that:

(a) The Secured Party will be entitled to exercise all of Lessor's rights, but will not be obligated to perform any of the obligations of Lessor. The Secured Party will not disturb Lessee's quiet and peaceful possession and unrestricted use of the Equipment so long as Lessee is not in default and the Secured Party continues to receive all Rent payable under the Schedule; and

(b) Lessee will pay all Rent and other amounts payable to the Secured Party, despite any defense or claim which it has against Lessor. Lessee reserves its right to have recourse directly against Lessor for any defense or claim;

(c) Subject to and without impairment of Lessee's leasehold rights in the Equipment, Lessee holds the Equipment for the Secured Party to the extent of the Secured Party's rights in that Equipment.

6. NET LEASE; TAXES AND FEES.

6.1 NET LEASE. Each Summary Equipment Schedule constitutes a net lease. Lessee's obligation to pay Rent and all other amounts due hereunder is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.

6.2 TAXES AND FEES. Lessee will pay when due or reimburse Lessor for all taxes, fees or any other charges (together with any related interest or penalties not arising from the negligence of Lessor) accrued for or arising during the term o each Summary Equipment Schedule against Lessor, Lessee or the Equipment by any governmental authority (except only Federal, state, local and franchise taxes on the capital or the net income of Lessor). Lessor will file all personal property tax returns for the Equipment and pay all such property taxes due. Lessee will reimburse Lessor for property taxes within thirty (30) days of receipt of an invoice.

7. CARE, USE AND MAINTENANCE; INSPECTION BY LESSOR.

7.1 Care, Use and Maintenance. Lessee will maintain the Equipment in good operating order and appearance, protect the Equipment from deterioration, other than normal wear and tear, and will not use the Equipment for any purpose other than that for which it was designed. If commercially available and considered common business practice for each item of Equipment, Lessee will maintain in force a standard maintenance contract with the manufacturer of the Equipment, or another party acceptable to Lessor, and will provide Lessor with a complete copy of that contract. If Lessee has the Equipment maintained by a party other than the manufacturer or self maintains, Lessee agrees to pay an costs necessary for the manufacturer to bring the Equipment to then current release, revision and engineering change levels, and to re-certify the Equipment as eligible for manufacturer's maintenance at the expiration of the lease term, provided re-


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certification is available and is required by Lessor. The lease term will continue upon the same terms and conditions until recertification has been obtained.

7.2 INSPECTION BY LESSOR. Upon reasonable advance notice, Lessee, during reasonable business hours and subject to Lessee's security requirements, will make the Equipment and its related log and maintenance records available to Lessor for inspection.

8. REPRESENTATION AND WARRANTIES OF LESSEE. Lessee hereby represents, warrants and covenants that with resect to the Master Lease and each Schedule executed hereunder:

(a) The Lessee is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business in each jurisdiction (including the jurisdiction where the Equipment is, or is to be, located) where its ownership or lease of property or the conduct of its business requires such qualification, except for where such lack of qualification would not have a material adverse effect on the Company's business; and has full corporate power and authority to hold property under the Master Lease and each Schedule and to enter into and perform its obligations under the Master Lease and each Schedule.

(b) The execution and delivery by the Lessee of the Master Lease and each Schedule and its performance thereunder have been duly authorized by all necessary corporate action on the part of the Lessee, and the Master Lease and each Schedule are not inconsistent with the Lessee's Articles of Incorporation or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Master Lease and each Schedule constitute legal, valid and binding agreements of the Lessee, enforceable in accordance with their terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and rules of law concerning equitable remedies.

(c) There are not actions, suits, proceedings or patent claims pending or, to the knowledge of the Lessee, threatened against or affecting the Lessee if any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Lessee to perform its obligations under the Master Lease and each Schedule.

(d) The Equipment is personal property and when subjected to use by the Lessee will not be or become fixtures under applicable law.

(e) The Lessee has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except the liabilities and obligations of the Lessee as set forth in the Financial Statements and liabilities and obligations which have occurred in the ordinary course of business, and which have not been, in any case or in the aggregate, materially adverse to Lessee's ongoing business.

(f) To the best of the Lessee's knowledge, the Lessee owns, possesses, has access to, or can become licensed on reasonable terms under all patents, patent applications, trademarks, trade names, inventions, franchise, licenses, permits, computer software and copyrights necessary for the operations of its business as now conducted, with no known infringement of, or conflict with, the rights of others.

(g) All material contracts, agreements and instruments to which the Lessee is a party are in full force and effect in all material respects, and are valid, binding and enforceable by the Lessee in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies.

9. DELIVERY AND RETURN OF EQUIPMENT.

Lessee hereby assumes the full expense of transportation and in-transit insurance to Lessee's premises and installation thereat of the Equipment. Upon termination (by expiration or otherwise) of each Summary Equipment Schedule, Lessee shall, pursuant to Lessor's instructions and at Lessee's full expense (including, without limitation, expenses of transportation and in-transit insurance), return the Equipment to Lessor in the same operating order, repair, condition and appearance as when received, less normal depreciation and wear and tear. Lessee shall return the Equipment to Lessor at 6111 North River Road, Rosemont, Illinois 60018 or at such other address within the continental United States as directed by Lessor, provided, however, that Lessee's expense shall be limited to the cost of returning the equipment to Lessor's address as set forth herein. During the period subsequent to receipt of a notice under Section 2, Lessor may demonstrate the Equipment's operation in place and Lessee will supply any of its personnel as may reasonably be required to assist in the demonstrations.

10. LABELING.

Upon request, Lessee will mark the Equipment indicating Lessor's interest with labels provided by Lessor. Lessee will keep all Equipment free from any other marking or labeling which might be interpreted as a claim of ownership.

11. INDEMNITY.

With regard to bodily injury and property damage liability only, Lessee will indemnify and hold Lessor, any Assignee and any Secured Party harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable attorneys' fees, arising out of the ownership (for strict liability in tort only), selection, possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Equipment during the term of this Master Lease or until Lessee's obligations under the Master Lease terminate. However, Lessee is not responsible to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligent acts of such indemnified party. Lessee agrees to carry bodily injury and property damage liability insurance during the term of the Master Lease in amounts and against risks customarily insured against by the Lessee on equipment owned by it. Any amounts received by Lessor under that insurance will be credited against Lessee's obligations under this Section.

12. RISK OF LOSS.

Effective upon delivery and until Equipment is returned, Lessee relieves Lessor of responsibility for all risks of physical damage to or loss or destruction of the Equipment. Lessee will carry casualty insurance for each item of Equipment in an amount not less than the Casualty Value. All polices for such insurance will name the Lessor and any Secured Party as additional insured and as loss payee, and will provide for at least thirty (30) days prior written notice to the Lessor of cancellation or expiration, and will insure Lessor's interests regardless of any breach or violation by Lessee of any representation, warranty or condition contained in such policies and will be primary without right of contribution from any insurance effected by Lessor. Upon the execution of any Schedule, the Lessee will furnish appropriate evidence of such insurance acceptable to Lessor.

Lessee will promptly repair any damaged item of Equipment unless such Equipment has suffered a Casualty Loss. Within fifteen (15) days of a Casualty Loss, Lessee will provide written notice of that loss to Lessor and Lessee will, at Lessee's option, either (a) replace the item of Equipment with Like Equipment and marketable title to the Like Equipment with automatically vest in Lessor or
(b) pay the Casualty Value and after that payment and the payment of all other amounts due and owing with respect to that item of Equipment, Lessee's obligation t pay further Rent for the item of Equipment will cease.

13. DEFAULT, REMEDIES AND MITIGATION.

13.1 DEFAULT. The occurrence of any one or more of the following Events of Default constitutes a default under a Summary Equipment Schedule:

(a) Lessee's failure to pay Rent or other amounts payable by Lessee when due if that failure continues for five (5) business days after written notice; or

(b) Lessee's failure to perform any other term or condition of the Schedule or the material inaccuracy of any representation or warranty made by the Lessee in the Schedule or in any document or certificate furnished to the Lessor hereunder if that failure or inaccuracy continues for ten (10) business days after written notice; or

(c) An assignment by Lessee for the benefit of its creditors, the failure by Lessee to pay its debts when due, the insolvency of Lessee, the filing by Lessee or the filing against Lessee of any petition under any bankruptcy or insolvency law or for the appointment of a trustee or other officer with similar powers, the adjudication of Lessee as insolvent, the liquidation of Lessee, or the taking of any action for the purpose of the foregoing; or

(d) The occurrence of an Event of Default under any Schedule, Summary Equipment Schedule or other agreement between Lessee and Lessor or its Assignee or Secured Party.

13.2 REMEDIES. Upon the occurrence of any of the above Events of Default, Lessor, at its option, may:

(a) enforce Lessee's performance of the provisions of the applicable Schedule by appropriate court action in law or in equity;

(b) recover from Lessee any damages and or expenses, including Default Costs;


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(c) with notice and demand, recover all sums due and accelerate and recover the present value of the remaining payment stream of all Rent due under the defaulted Schedule (discounted at the same rate of interest at which such defaulted Schedule was discounted with a Secured Party plus any prepayment fees charged to Lessor by the Secured Party or, if there is no Secured Party, then discounted at 6%) together with all Rent and other amounts currently due as liquidated damages and not as a penalty;

(d) with notice and process of law and in compliance with Lessee's security requirements, Lessor may enter on Lessee's premises to remove and repossess the Equipment without being liable to Lessee for damages due to the repossession, except those resulting from Lessor's, its assignees', agents' or representatives' negligence; and

(e) pursue any other remedy permitted by law or equity.

The above remedies, in Lessor's discretion and to the extent permitted by law, are cumulative and may be exercised successively or concurrently.

13.3 MITIGATION. Upon return of the Equipment pursuant to the terms of Section 13.2, Lessor will use its best efforts in accordance with its normal business procedures (and without obligation to give any priority to such Equipment) to mitigate Lessor's damages as described below. EXCEPT AS SET FORTH IN THIS SECTION, LESSEE HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO MITIGATE ITS DAMAGES OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES STATED HEREIN. Lessor may sell, lease or otherwise dispose of all or any part of the Equipment at a public or private sale for cash or credit with the privilege of purchasing the Equipment. The proceeds from any sale, lease or other disposition of the Equipment are defined as either:

(a) if sold or otherwise disposed of, the cash proceeds less the Fair Market Value of the Equipment at the expiration of the Initial Term less the Default Costs; or

(b) if leased, the present value (discounted at 3 percent (3%) over the U.S. Treasury Notes of comparable maturity to the term of the re-lease) of the rentals for a term not to exceed the Initial Term, less the Default Costs.

Any proceeds will be applied against liquidated damages and any other sums due to Lessor from Lessee. However, Lessee is liable to Lessor for, and Lessor may recover, the amount by which the proceeds are less than the liquidated damages and other sums due to Lessor from Lessee.

14. ADDITIONAL PROVISIONS.

14.1 BOARD ATTENDANCE. One representative of Lessor will have the right to attend Lessee's corporate Board of Directors meetings and Lessee will give Lessor reasonable notice in advance of any special Board of Directors meeting, which notice will provide an agenda of the subject matter to be discussed at such board meeting. Lessee will provide Lessor with a certified copy of the minutes of each Board of Directors meeting within thirty (30) days following the date of such meeting held during the term of this Master Lease.

14.2 FINANCIAL STATEMENTS. As soon as practicable at the end of each month (and in any event within thirty (30) days), Lessee will provide to Lessor the same information which Lessee provides to its Board of Directors, but which will include not less than a monthly income statement, balance sheet and statement of cash flows prepared in accordance with generally accepted accounting principles, consistently applied (the "Financial Statements"). As soon a practicable at the end of each fiscal year, Lessee will provide to Lessor audited Financial Statements setting forth in comparative form the corresponding figures for the fiscal year (and in any event within ninety (90) days), and accompanied by an audit report and opinion of the independent certified public accountants selected by Lessee. Lessee will promptly furnish to Lessor any additional information (including, but not limited to, tax returns, income statements, balance sheets and names of principal creditors) as Lessor reasonably believes necessary to evaluate Lessee's continuing ability to meet financial obligations. After the effective date of the initial registration statement covering a public offering of Lessee's securities, the term "Financial Statements" will be deemed to refer to only those statements required by the Securities and Exchange Commission.

14.3 OBLIGATION TO LEASE ADDITIONAL EQUIPMENT. Upon notice to Lessee, Lessor will not be obligated to lease any Equipment which would have a Commencement Date after said notice if: (i) Lessee is in default under this Master Lease or any Schedule; (ii) Lessee is in default under any loan agreement, the result of which would allow the lender or any secured party to demand immediate payment of any material indebtedness; (iii) there is a material adverse change in Lessee's credit standing; or (iv) Lessor determines (in reasonable good faith) that Lessee will be unable to perform its obligations under this Master Lease or any Schedule.

14.4 MERGER AND SALE PROVISIONS. Lessee will notify Lessor of any proposed Merger at least sixty (60) days prior to the closing date. Lessor may, in its discretion, either (i) consent to the assignment of the Master Lease and all relevant Schedules to the successor entity, or (ii) terminate the Lease and all relevant Schedules. If Lessor elects to consent to the assignment, Lessee and its successor will sign the assignment documentation provided by Lessor. If Lessor elects to terminate the Master Lease and all relevant Schedules, then Lessee will pay Lessor all amounts then due and owing and a termination fee equal to the present value (discounted at 6%) of the remaining Rent for the balance of the Initial Term(s) of all Schedules, and will return the Equipment in accordance with Section 9. Lessor hereby consents to any Merger in which the acquiring entity has a Moody's Bond Rating of BA3 or better or a commercially acceptable equivalent measure of creditworthiness as reasonably determined by Lessor.

14.5 ENTIRE AGREEMENT. This Master Lease and associated Schedules and Summary Equipment Schedules supersede all other oral or written agreements or understandings between the parties concerning the Equipment including, for example, purchase orders. ANY AMENDMENT OF THIS MASTER LEASE OR A SCHEDULE, MAY ONLY BE ACCOMPLISHED BY A WRITING SIGNED BY THE PARTY AGAINST WHOM THE AMENDMENT IS SOUGHT TO BE ENFORCED.

14.6 NO WAIVER. No action taken by Lessor or Lessee will be deemed to constitute a waiver of compliance with any representation, warranty or covenant contained in this Master Lease or a Schedule. The waiver by Lessor or Lessee of a breach of any provision of this Master Lease or a Schedule will not operate or be construed as a waiver of any subsequent breach.

14.7 BINDING NATURE. Each Schedule is binding upon, and inures to the benefit of Lessor and its assigns. LESSEE MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS.

14.8 SURVIVAL OF OBLIGATIONS. All agreements, obligations including, but not limited to those arising under Section 6.2, representations and warranties contained in this Master Lease, any Schedule, Summary Equipment Schedule or in any document delivered in connection with those agreements are for the benefit of Lessor and any Assignee or Secured Party and survive the execution, delivery, expiration or termination of this Master Lease.

14.9 NOTICES. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of (1) actual receipt or (2) three days after mailing if mailed postage prepaid by regular or airmail to Lessor (to the attention of "the Comdisco Venture Group") or Lessee, at the address set out in the Schedule, (3) one day after it is sent by courier or (4) on the same day as sent via facsimile transmission, provided that the original is sent by personal delivery or mail by the sending party.

14.10 APPLICABLE LAW. THIS MASTER LEASE HAS BEEN, AND EACH SCHEDULE WILL HAVE BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF ILLINOIS AND WILL BE GOVERNED AND CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO CONFLICT OF LAW PROVISIONS. NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON LESSEE UNLESS EXPRESSLY GRANTED IN THIS MASTER LEASE OR A SCHEDULE.

14.11 SEVERABILITY. If any one or more of the provisions of this Master Lease or any Schedule is for any reason held invalid, illegal or unenforceable, the remaining provisions of this Master Lease and any such Schedule will be unimpaired, and the invalid, illegal or unenforceable provision replaced by a mutually acceptable valid, legal and enforceable provision that is closest to the original intention of the parties.

14.12 COUNTERPARTS. This Master Lease and any Schedule may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument. If Lessor grants a security interest in all or any part of a Schedule, the Equipment or sums payable thereunder, only that counterpart Schedule marked "Secured Party's Original" can transfer Lessor's rights and all other counterparts will be marked "Duplicate."

14.13 LICENSED PRODUCTS. Lessee will obtain no title to Licensed Products which will at all items remain the property of the owner of the Licensed Products. A license from the owner may be required and it is Lessee's responsibility to obtain any required license before the use of the Licensed Products. Lessee agrees to treat the Licensed Products as confidential information of the owner, to observe all copyright restrictions, and not to reproduce or sell the Licensed Products.

14.14 SECRETARY'S CERTIFICATE. Lessee will, upon execution of this Master Lease, provide Lessor with a secretary's certificate of incumbency and authority. Upon the execution of each Schedule with a purchase price in excess of $1,000,000, Lessee


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will provide Lessor with an opinion from Lessee's counsel in a form acceptable to Lessor regarding the representations and warranties in Section 8.

14.15 ELECTRONIC COMMUNICATIONS. Each of the parties may communicate with the other by electronic means under mutually agreeable terms.

14.16 LANDLORD/MORTGAGEE WAIVER. Lessee agrees to provide Lessor with a Landlord/Mortgagee Waiver with respect to the Equipment. Such waiver shall be in a form satisfactory to Lessor.

14.17 EQUIPMENT PROCUREMENT CHARGES/PROGRESS PAYMENTS. Lessee hereby agrees that Lessor shall not, by virtue of its entering into this Master Lease, be required to remit any payments to any manufacturer or other third party until Lessee accepts the Equipment subject to this Master Lease.

14.18 Definitions.

ADVANCE - means the amount due to Lessor by Lessee upon Lessee's execution of each Schedule.

ASSIGNEE - means an entity to whom Lessor has sold or assigned its rights as owner and Lessor of Equipment.

CASUALTY LOSS - means the irreparable loss or destruction of Equipment.

CASUALTY VALUE - means the greater of the aggregate Rent remaining to be paid for the balance of the lease term or the Fair Market Value of the Equipment immediately prior to the Casualty Loss. However, if a Casualty Value Table is attached to the relevant Schedule its terms will control.

COMMENCEMENT DATE - is defined in each Schedule.

DEFAULT COSTS - means reasonable attorney's fees and remarketing costs resulting from a Lessee default or Lessor's enforcement of its remedies.

DELIVERY DATE - means date of delivery of Inventory Equipment to Lessee's address.

EQUIPMENT - means the property described on a Summary Equipment Schedule and any replacement for that property required or permitted by this Master Lease or a Schedule.

EVENT OF DEFAULT - means the events described in Subsection 13.1.

FAIR MARKET VALUE - means the aggregate amount which would be obtainable in an arm's-length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell.

INITIAL TERM - means the period of time beginning on the first day of the first full Rent Interval following the Commencement Date for all items of Equipment and continuing for the number of Rent Intervals indicated on a Schedule.

INTERIM RENT - means the pro-rata portion of Rent due for the period from the Commencement Date through but not including the first day of the first full Rent Interval included in the Initial Term.

LATE CHARGE - means the lesser of five percent (5%) of the payment due or the maximum amount permitted by the law of the state where the Equipment is located.

LICENSED PRODUCTS - means any software or other licensed products attached to the Equipment.

LIKE EQUIPMENT - means replacement Equipment which is lien free and of the same model, type, configuration and manufacture as Equipment.

MERGER - means any consolidation of the Lessee with or into any other corporation or entity, any sale or conveyance of all or substantially all of the assets or stock of the Lessee by or to any other person or entity in which Lessee is not the surviving entity.

NOTICE PERIOD - means not less than ninety (90) days nor more than twelve (12) months prior to the expiration of the lease term.

OWNER - means the owner of the Equipment.

RENT - means the rent Lessee will pay for each item of Equipment expressed in a Summary Equipment Schedule either as a specific amount or an amount equal to the amount which lessor pays for an item of Equipment multiplied by a lease rate factor plus all other amounts due to Lessor under this Master Lease or a Schedule.

RENT INTERVAL - means a full calendar month or quarter as indicated on a Schedule.

SCHEDULE - means either an Equipment Schedule or a Licensed Products Schedule which incorporate all of the terms and conditions of this Master Lease.

SECURED PARTY - means an entity to whom Lessor has granted a security interest for the purpose of securing a loan.

SECURED EQUIPMENT SCHEDULE - means a certificate provided by Lessor summarizing all of the Equipment for which Lessor has received Lessee approved vendor invoices, purchase documents and/or evidence of delivery during a calendar quarter which will incorporate all of the terms and conditions of the related Schedule and this Master Lease and will constitute a separate lease for the equipment leased thereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Master Lease on or as of the day and year first above written.

SALESLOGIX CORPORATION                  COMDISCO, INC.,
as Lessee                               as Lessor

By: /s/Patrick  M. Sullivan             By: /s/ James P.Labe
    -------------------------------         ------------------------------------
Title: President                        Title: President, Venture Lease Division


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                                 ADDENDUM TO THE
                 MASTER LEASE AGREEMENT DATED AS OF JUNE 7, 1996

                    BETWEEN SALESLOGIX CORPORATION AS LESSEE
                          AND COMDISCO, INC. AS LESSOR

      The undersigned hereby agree that the terms and conditions of the above-referenced Master Lease are hereby modified and amended as follows:

1)    Section 4.2, WARRANTY AND DISCLAIMER OF WARRANTIES

      In the first line of the phrase "warrants to Lessee" insert the following: "(i)".

       In the third line after the phrase "use of the Equipment" insert the following: ", and (ii) that Lessor has the full right, power and authority (from Owner and otherwise) to execute, deliver and perform this Master Lease Agreement and to grant the lease rights set forth herein".

2)    Section 5.1, TITLE

      In the eighth line after the phrase "caused by Lessor" insert the following: ", Owner, Assignee or Secured Party".

      In the last line after the word "Lessor" insert the following: ",Owner, Assignee or Secured Party".

3)    Section 5.2, RELOCATION OR SUBLEASE

      In the last line of the second paragraph insert the word "reasonably" between the words "documents" and "acceptable".

4)    Section 13.1, DEFAULT

      In paragraph (b) change "ten (10)" to "twenty (20)".

      In paragraph (c) after the words "filing against Lessee" insert the following: "(and the failure to have such filing dismissed within 90 days)".

      In the last line of paragraph (d) after the words "Secured Party" insert the words: ", and the failure to cure the same within applicable cure periods (if none is specified, then within the period specified in 13.1(b) above)".

5)    Section 13.2, REMEDIES

      In paragraph (c) in the sixth line replace "liquidated damages" with "Liquidated Damages".

6)    Section 13.3, MITIGATION

      In the last paragraph, in the first and third lines replace "liquidated damages" with "Liquidated Damages".

7)    Section 14.1, BOARD ATTENDANCE

      In the first line after the word "attend" insert "up to two (2) of" and in the second line after the words "Board of Directors meetings" insert "per year".

      In the last sentence after the words "Board of Directors meeting" replace the words "within thirty (30) days following the date of such meeting held" with the words "when so distributed to the Board".

8)    Section 14.2, FINANCIAL STATEMENTS

      Delete this section and replace it with the following: Lessee agrees to provide Lessor on a monthly/quarterly basis (the same timing as for other venture investors), the executive summary and minutes of the board of directors meetings which are sent to all investors, including all attachments so distributed.

9)    Section 14.4, MERGER AND SALE PROVISIONS

      In the second line replace "sixty (60)" with "thirty (30)".

10)   Section 14.6, NO WAIVER

      In line three after the words "or a Schedule" insert the following:
"except as expressly agreed to by Lessor".

11)   Section 14.13, LICENSED PRODUCTS

      In the last line after the words "Licensed Products" insert the following:
"without permission of the owner or licenser thereof".

12)   Section 14.16, LANDLORD/MORTGAGEE WAIVER

      In the last line after the word "form" insert the word "reasonably".

13)   Section 14.18, DEFINITIONS

      In the sixteenth paragraph ("Merger") after the words "corporation or entity" insert the following: "where Lessee is not the surviving entity, or".

SALESLOGIX CORPORATION                   COMDISCO, INC.
AS LESSEE                                AS LESSOR

By: /s/ Patrick M. Sullivan              By /s/ James P. Labe
    ------------------------------          ------------------------------------
                                                James P. Labe, President

Title: President                         Title: Venture Lease Division
       ---------------------------              --------------------------------

Date:                                    Date:
     -----------------------------            ----------------------------------

                             EQUIPMENT SCHEDULE VL-1
                            DATED AS OF JUNE 7, 1996
                            TO MASTER LEASE AGREEMENT
                  DATED AS OF June 7, 1996 (THE "MASTER LEASE")


LESSEE:     SALESLOGIX CORPORATION                  LESSOR:     COMDISCO, INC.

Admin. Contact/Phone No.:                           Address for all Notices:
Mr. Jim Valenzuela                                  6111 North River Road
(602) 508-9131                                      Rosemont, Illinois  60018
(602) 508-9133 FAX                                  Attn:  Venture Group


Address for Notices:
3200 E. Camelback Road
Suite 253
Phoenix, AZ 85018
Attn.:


Central Billing Location                            Rent Interval:  Monthly
Same as above

Attn.:

Lessee Reference No.:  _____________________
                    (24 digits maximum)

Location of Equipment:                              Initial Term:  36 months
Same as above                                       (Number of Rent Intervals)


Attn.:                                              Lease Rate Factor:  3.222%

EQUIPMENT (as defined below):                       Advance:  $ 24,165.00



      Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period June 7, 1996 through April 15, 1997 ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $750,000 ("Commitment Amount"); excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items. In no event shall any software exceed 10 percent (10%) of Lessor's aggregate cost hereunder.

1.    EQUIPMENT PURCHASE

      This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in a value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii) or (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgment at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

      Lessor will finance only the acquisition of individual items of Equipment with a cost to Lessor of more than $500.00.

      (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

      (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than July 7, 1996*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

            ORIGINAL EQUIPMENT INVOICE              PERCENT OF ORIGINAL MANUFACTURER'S
                        DATE                         NET EQUIPMENT COST PAID BY LESSOR
            -----------------------------           -----------------------------------
            Between 04/08/96 and 07/07/96                          100%
            Between 02/07/95 and 04/07/96                           80%
            Between 11/08/95 and 02/06/96                           70%
            Between 08/09/95 and 11/07/95                           65%

      (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

      (iv) INVENTORY EQUIPMENT. Upon Lessee's request, Lessor may supply new or used Equipment from its inventory at rates provided by Lessor.

2.    COMMENCEMENT DATE

      The Commencement Date for each item of new on-order or used on-order Equipment will be the date Lessee approves the vendor invoice. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price, and the Commencement Date for inventory Equipment shall be the Delivery Date. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar quarter into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar quarter thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.    OPTION TO EXTEND

      So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term of a Summary Equipment Schedule, Lessee will have the right to extend the Initial Term of such Summary Equipment Schedule for a period of one (1) year. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. The Summary Equipment Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which shall be effective as of the date of receipt.

4.    PURCHASE OPTION

      So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term or the extended term of the applicable Summary Equipment Schedule, Lessee will have the option at the expiration of the Initial Term of the Summary Equipment Schedule to purchase all, but not less than all, of the Equipment listed therein for a purchase price and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term or extended term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term or extended term, if applicable. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Summary Equipment Schedule with respect to this Equipment shall remain in full force and effect. Notwithstanding the exercise by Lessee of this option and payment of the purchase price, until all obligations under the applicable Summary Equipment Schedule have been fulfilled, it is agreed and understood that Lessor shall retain a purchase money security interest in the Equipment listed therein and the Summary Equipment Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located.

5.    SPECIAL TERMS

      The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

    SALESLOGIX CORPORATION                   COMDISCO, INC.
    AS LESSEE                                AS LESSOR

    By: /s/ Patrick M. Sullivan            By /s/ James P. Labe, President
        -----------------------------         ----------------------------------

    Title:   President                       Title:  Venture Lease Division
          ---------------------------              -----------------------------

    Date:                                    Date:
         ----------------------------             ------------------------------

                                                            18 SLXXXXX-XX

                                    EXHIBIT 1

                           SUMMARY EQUIPMENT SCHEDULE

      This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment

      Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.    For Period Beginning:                  And Ending:

2.    Initial Term Starts on:                Initial Term:
                                             (Number of Rent Intervals)

3.    Total Summary Equipment Cost:

4.    Lease Rate Factor:



      Rent:



6.    Acceptance Doc Type:

                             EQUIPMENT SCHEDULE VL-2
                            DATED AS OF JUNE 24, 1997
                            TO MASTER LEASE AGREEMENT

                  DATED AS OF JUNE 7, 1996 (THE "MASTER LEASE")

LESSEE:     SALESLOGIX CORPORATION                   LESSOR:    COMDISCO, INC.

Admin. Contact/Phone No.:                            Address for all Notices:
Mr. Jim Valenzuela
(602) 368-3700                                       6111 North River Road
(602) 368-3799 FAX                                   Rosemont, Illinois  60018

                                                     Attn:  Venture Group

Address for Notices:
8800 N. Gainey Center Drive
Suite 200
Scottsdale, AZ  85258
Attn.:


Central Billing Location                             Rent Interval:  Monthly
Same as above

Attn.:

Lessee Reference No.:  _____________________
                    (24 digits maximum)

Location of Equipment:                               Initial Term:  36 months
Same as above                                        (Number of Rent Intervals)

Attn.:                                               Lease Rate Factor:  3.226%

EQUIPMENT (as defined below):                        Advance:  None

      Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period May 15, 1997 through December 15, 1998 ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $750,000 ("Commitment Amount"); excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items. In no event shall any software exceed 10 percent (10%) of Lessor's aggregate cost hereunder.

1.    EQUIPMENT PURCHASE

      This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in a value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii) or (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgment at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

      Lessor will finance only the acquisition of individual items of Equipment with a cost to Lessor of more than $500.00.

      (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

      (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than July 30, 1997*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

            ORIGINAL EQUIPMENT INVOICE              PERCENT OF ORIGINAL MANUFACTURER'S
                        DATE                         NET EQUIPMENT COST PAID BY LESSOR
                        ----                         ---------------------------------
            Between 04/01/97 and 07/30/97                         100%
            Between 03/01/97 and 04/30/97                          80%
            Between 11/30/96 and 02/28/97                          70%
            Between 08/31/96 and 11/29/96                          65%

      (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

      (iv) INVENTORY EQUIPMENT. Upon Lessee's request, Lessor may supply new or used Equipment from its inventory at rates provided by Lessor.

2.    COMMENCEMENT DATE

      The Commencement Date for each item of new on-order or used on-order Equipment will be the date Lessee approves the vendor invoice. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price, and the Commencement Date for inventory Equipment shall be the Delivery Date. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar month into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar month thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.    OPTION TO EXTEND

      So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term of a Summary Equipment Schedule, Lessee will have the right to extend the Initial Term of such Summary Equipment Schedule for a period of one (1) year. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. The Summary Equipment Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which shall be effective as of the date of receipt.

4.    PURCHASE OPTION

      So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term or the extended term of the applicable Summary Equipment Schedule, Lessee will have the option at the expiration of the Initial Term of the Summary Equipment Schedule to purchase all, but not less than all, of the Equipment listed therein for a purchase price and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term or extended term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term or extended term, if applicable. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Summary Equipment Schedule with respect to this Equipment shall remain in full force and effect. Notwithstanding the exercise by Lessee of this option and payment of the purchase price, until all obligations under the applicable Summary Equipment Schedule have been fulfilled, it is agreed and understood that Lessor shall retain a purchase money security interest in the Equipment listed therein and the Summary Equipment Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located.

5.    SPECIAL TERMS

      The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

      a.    Credit Adjustment

            Provided Lessee is not then in Default and Lessor has received Lessee's twelfth (12) payment for all items of Equipment under this Equipment Schedule VL-2, Lessor hereby agrees to provide Lessee with a one-time credit adjustment. The one-time credit adjustment shall be determined by calculating the dollar difference between the rental that Lessee was charged under Equipment Schedule VL-1 utilizing a Lease Rate Factor of 3.22% (effective interest rate of 10.5%), and what the rental would have been had the rental on Equipment Schedule VL-1 been calculated utilizing a Lease Rate Factor of 3.178% (effective interest rate of 9.5%) (the "Credit Adjustment"). This Credit Adjustment shall occur and be effective as of the date on which Lessor receives Lessee's twelfth (12) payment for all items of Equipment leased under this Equipment Schedule VL-2.

Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

    SALESLOGIX CORPORATION                    COMDISCO, INC.
    as LESSEE                                 as LESSOR

    By: /s/ Patrick M. Sullivan               By  /s/ James P. Labe
        ---------------------------              -----------------------------
                                                     JAMES P. LABE, PRESIDENT

    Title: President                          Title: COMDISCO VENTURES DIVISION
           ------------------------                ---------------------------

    Date:                                     Date:       7-24-97
         --------------------------                ---------------------------

                                                            20 SLXXXXX-XX

                                    EXHIBIT 1

                           SUMMARY EQUIPMENT SCHEDULE

      This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.    For Period Beginning:                  And Ending:


2.    Initial Term Starts on:                Initial Term:
                                             (Number of Rent Intervals)


3.    Total Summary Equipment Cost:


4.    Lease Rate Factor:


5.    Rent:


6.    Acceptance Doc Type:

                             EQUIPMENT SCHEDULE VL-3
                           DATED AS OF AUGUST 14, 1998
                            TO MASTER LEASE AGREEMENT
                  DATED AS OF JUNE 7, 1996 (THE "MASTER LEASE")

LESSEE:     SALESLOGIX CORPORATION                   LESSOR:    COMDISCO, INC.

Admin. Contact/Phone No.:                            Address for all Notices:
Mr. Jim Valenzuela
(602) 368-3700                                       6111 North River Road
(602) 368-3799 FAX                                   Rosemont, Illinois  60018
                                                     Attn.:  Venture Group


Address for Notices:
8800 N. Gainey Center Drive
Suite 200
Scottsdale, AZ  85258
Attn.:


Central Billing Location                             Rent Interval:  Monthly
Same as above


Attn.:

Lessee Reference No.:  _____________________
                    (24 digits maximum)


Location of Equipment:                               Initial Term:  36 months
Same as above                                        (Number of Rent Intervals)


Attn.:                                               Lease Rate Factor:  3.226%


EQUIPMENT (as defined below):                        Advance:  None

      Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period August 14, 1998 through March 14, 1999 ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $500,000 ("Commitment Amount"); excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items. In no event shall any software exceed 10 percent (10%) of Lessor's aggregate cost hereunder.

1.    EQUIPMENT PURCHASE

      This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in a value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii) or (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgment at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

      Lessor will finance only the acquisition of individual items of Equipment with a cost to Lessor of more than $500.00.

      (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

      (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than September 12, 1998*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

            ORIGINAL EQUIPMENT INVOICE        PERCENT OF ORIGINAL MANUFACTURER'S
                      DATE                     NET EQUIPMENT COST PAID BY LESSOR
                      ----                     ---------------------------------
            Between 04/16/98 and 08/14/98                   100%
            Between 02/15/98 and 04/16/98                    80%
            Between 11/17/97 and 02/15/98                    70%
            Between 08/19/97 and 11/17/97                    65%

      (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

      (iv) INVENTORY EQUIPMENT. Upon Lessee's request, Lessor may supply new or used Equipment from its inventory at rates provided by Lessor.

2.    COMMENCEMENT DATE

      The Commencement Date for each item of new on-order or used on-order Equipment will be the date Lessee approves the vendor invoice. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price, and the Commencement Date for inventory Equipment shall be the Delivery Date. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar quarter into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar month thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.    OPTION TO EXTEND

      So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term of a Summary Equipment Schedule, Lessee will have the right to extend the Initial Term of such Summary Equipment Schedule for a period of one (1) year. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. The Summary Equipment Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which shall be effective as of the date of receipt.

4.    PURCHASE OPTION

      So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term or the extended term of the applicable Summary Equipment Schedule, Lessee will have the option at the expiration of the Initial Term of the Summary Equipment Schedule to purchase all, but not less than all, of the Equipment listed therein for a purchase price and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term or extended term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term or extended term, if applicable. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Summary Equipment Schedule with respect to this Equipment shall remain in full force and effect. Notwithstanding the exercise by Lessee of this option and payment of the purchase price, until all obligations under the applicable Summary Equipment Schedule have been fulfilled, it is agreed and understood that Lessor shall retain a purchase money security interest in the Equipment listed therein and the Summary Equipment Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located.

5.    SPECIAL TERMS

      The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

    SALESLOGIX CORPORATION                    COMDISCO, INC.
    as LESSEE                                 as LESSOR

    By: /s/ J. Valenzuela                     By  /s/ James P. Labe, President
        ----------------------------             -------------------------------
                                                          JAMES P. LABE


    Title:   V.P. Finance                     Title:      PRESIDENT
          --------------------------                ----------------------------
                                                      COMDISCO VENTURES DIVISION

    Date: 8/17/98                             Date:      AUG 27 1998
          --------------------------              ------------------------------

                                                            18 SLXXXXX-XX

                                  EXHIBIT 1

                          SUMMARY EQUIPMENT SCHEDULE

      This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.


1.    For Period Beginning:                  And Ending:


2.    Initial Term Starts on:                Initial Term:
                                             (Number of Rent Intervals)

3.    Total Summary Equipment Cost:


4.    Lease Rate Factor:


5.    Rent:


6.    Acceptance Doc Type: